AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1999


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 29, 1999
                                                          --------------

                        UNITED DOMINION REALTY TRUST, INC
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           VIRGINIA                       1-10524               54-0857512
           --------                       -------               ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation of organization)                             Identification No.)


                   10 SOUTH SIXTH STREET, VIRGINIA 23219-3802
                   ------------------------------------------
               (Address of principal executive offices - zip code)

                                 (804) 780-2691
                                 --------------
               Registrant's telephone number, including area code

ITEM 5.   OTHER  EVENT

On December 7, 1998, United Dominion Realty Trust, Inc. ("United Dominion") completed the acquisition of American Apartment Communities II, Inc. ("AAC") in a statutory merger (the "AAC Merger"). ACC's principal asset was a 79% interest in American Apartment Communities II, LP. In connection with the acquisition of AAC, United Dominion acquired 53 communities with 14,001 apartment homes located primarily in California, the Pacific Northwest, the Midwest and Florida. The AAC Merger was structured as a tax-free merger and was treated as a purchase for accounting purposes. No good will was recorded in connection with this transaction. In connection with the AAC Merger, United Dominion acquired primarily real estate assets totaling $766.9 million. The aggregate purchase price consisted of the following: (i) 8,000,000 shares of the United Dominion's 7.5% Series D Convertible Preferred Stock ($25 liquidation preference value) with a fair market value of $175 million which is convertible into United Dominion's Common Stock at $16.25 per share, (ii) the issuance of 5,614,035 OP units to holders of the 21% minority interests in American Apartment Communities II, L.P. with an aggregate fair market value of $67.4 million, (iii) the assumption of $457.7 million of secured notes payable at fair market value, (iv) the assumption of liabilities and minority interests aggregating $27.8 million and (v) $59.8 million of cash. The aggregate purchase price in the AAC Merger was $793.7 million, including transaction costs.

Information concerning unaudited pro forma results of operations of United Dominion for the year ended December 31, 1998 are contained herein. For 1998, in addition to the AAC Merger, such pro forma information assumes the following transactions occurred on January 1, 1998: (i) the March 27, 1998, acquisition of ASR Investments Corporation , a publicly traded multifamily REIT that owned 39 communities with 7,550 apartment homes for an aggregate purchase price of $323.1 million and (ii) the acquisition of 13 communities with 4,318 apartment homes for an aggregate purchase price of $144.0 million.

All of the acquisitions previously described have been accounted for as purchases of real estate and operating results for those communities are reflected in United Dominion's consolidated financial statements from their respective dates of acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)     Pro Forma Financial Information                        4 through 9

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998

BASIS OF PRESENTATION

The Unaudited Pro Forma Combined Balance Sheet at December 31, 1998 is not presented as the acquisitions reported on this Form 8-K were consumated on or before December 31, 1998 and are therefore included in the Company's consolidated balance sheet at December 31, 1998. Effective December 7, 1998, a wholly-owned subsidiary of United Dominion purchased American Apartment Communities II, Inc. ("AAC") a real estate investment trust in a statutory merger (the "Merger"). The Merger has been accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16. Assets and liabilities acquired were recorded at their estimated fair values at December 31, 1998 and results of operations are included from the date of acquisition.

The Unaudited Pro Forma Combined Statement of Operations for the twelve months ended December 31, 1998 is presented as if the AAC Merger had occurred on January 1, 1998. The Unaudited Pro Forma Combined Statement of Operations gives effect to the AAC Merger under the purchase method of accounting in accordance with Accounting Standards Board Opinion No. 16, and the combined entity qualifying as a REIT, distributing at least 95% of its taxable income, and therefore, incurring no federal income tax liability for the periods presented. In addition to the AAC Merger, the column titled "Previously Reported Transactions" is presented as if the following acquisitions occurred on January 1, 1998: (i) 39 apartment communities with 7,550 apartment homes owned by ASR Investments Corporation that were merged with and into a wholly-owned subsidiary of the United Dominion, in a statutory merger on March 27, 1998 and (ii) the 1998 acquisitions of 13 communities containing 4,318 apartment homes.

The Unaudited Pro Forma Combined Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what United Dominion's actual results would have been for the twelve months ended December 31, 1998 if the Merger and other acquisitions had occurred at the beginning of the period presented, nor do they purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Combined Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and notes thereto of United Dominion included in its Annual Report on Form 10-K for the year ended December 31, 1998 and the pro forma financial statements and notes thereto of United Dominion's Form 8-K dated May 28, 1998 as filed with the Securities and Exchange Commission on October 19, 1998.

                                                 UNITED DOMINION REALTY TRUST, INC.
                                                    UNAUDITED PRO FORMA COMBINED
                                                      STATEMENT OF OPERATIONS
                                           For the Twelve Months Ended December 31, 1998
                                               (In thousands, except per share data)

                                                                                                                      Previously
                                                                                                                       Reported
                                                                                                  Previously         Transactions
                                                                           United Dominion         Reported           Pro Forma
                                                                            Historical (A)     Transactions (B)    Adjustments (C)
                                                                           -----------------   -----------------   -----------------
Income
     Rental income                                                           $      478,718       $      16,648       $       1,095
     Interest and other non-property income                                           3,382                 252
                                                                           -----------------   -----------------   -----------------
                                                                                    482,100              16,900               1,095

Expenses
    Rental  expenses:
        Utilities                                                                    26,361                 998                  52
        Repair and maintenance                                                       62,753               1,712                 144
        Real estate taxes                                                            41,768               1,610                  86
        Property management                                                          16,748                 564                (100)
        Other rental expenses                                                        51,930               2,561                 138
    Depreciation of real estate owned                                                99,588               2,613                 770
    Interest                                                                        106,238               3,452               1,848
    General and administrative                                                       10,139               1,273                (993)
    Loss on termination of an interest rate risk management agreement                15,591
    Other depreciation and amortization                                               3,645                 189                 (18)
                                                                           -----------------   -----------------   -----------------
                                                                                    434,761              14,972               1,927
                                                                           -----------------   -----------------   -----------------
Income before gains on sales of investments, minority interests and
    extraordinary item                                                               47,339               1,928                (832)
Gains on sales of investments                                                        26,672
                                                                           -----------------   -----------------   -----------------

Income before minority interests and extraordinary item                              74,011               1,928                (832)
Minority interests                                                                   (1,541)               (363)               (405)
                                                                           -----------------   -----------------   -----------------
Income before extraordinary item                                                     72,470               1,565              (1,237)
Extraordinary items                                                                    (138)             (7,053)              7,053
                                                                           -----------------   -----------------   -----------------
Net income                                                                           72,332              (5,488)              5,816
Distributions to preferred shareholders                                             (23,593)
                                                                           -----------------   -----------------   -----------------
Net income available to common shareholders                                   $      48,739       $      (5,488)      $       5,816
                                                                           =================   =================   =================


Earnings per common share:
Basic                                                                         $        0.49
                                                                           =================
Diluted                                                                       $        0.49
                                                                           =================

Common distributions declared per share                                       $        1.05
                                                                           =================


Weighted average number of common shares outstanding-basic                           99,966                                   3,961

Weighted average number of common shares outstanding-diluted                        100,062                                   4,057




                                                                            United Dominion
                                                                            Pre AAC Merger         AAC II, LP
                                                                               Pro Forma         Historical (D)
                                                                           ------------------   ------------------
Income
     Rental income                                                           $       496,461       $       98,974
     Interest and other non-property income                                            3,634                6,335
                                                                           ------------------   ------------------
                                                                                     500,095              105,309

Expenses
    Rental  expenses:
        Utilities                                                                     27,411                6,180
        Repair and maintenance                                                        64,609               23,927
        Real estate taxes                                                             43,464                7,460
        Property management                                                           17,212                2,840
        Other rental expenses                                                         54,629
    Depreciation of real estate owned                                                102,971               16,139
    Interest                                                                         111,538               32,555
    General and administrative                                                        10,419                4,594
    Loss on termination of an interest rate risk management agreement                 15,591
    Other depreciation and amortization                                                3,816
                                                                           ------------------   ------------------
                                                                                     451,660               93,695
                                                                           ------------------   ------------------
Income before gains on sales of investments, minority interests and
    extraordinary item                                                                48,435               11,614
Gains on sales of investments                                                         26,672
                                                                           ------------------   ------------------

Income before minority interests and extraordinary item                               75,107               11,614
Minority interests                                                                    (2,309)                (329)
                                                                           ------------------   ------------------
Income before extraordinary item                                                      72,798               11,285
Extraordinary items                                                                     (138)
                                                                           ------------------   ------------------
Net income                                                                            72,660               11,285
Distributions to preferred shareholders                                              (23,593)
                                                                           ------------------   ------------------
Net income available to common shareholders                                    $      49,067       $       11,285
                                                                           ==================   ==================


Earnings per common share:
Basic                                                                          $        0.47
                                                                           ==================
Diluted                                                                        $        0.47
                                                                           ==================

Common distributions declared per share                                        $        1.05
                                                                           ==================


Weighted average number of common shares outstanding-basic                           103,927

Weighted average number of common shares outstanding-diluted                         104,119





                                                                                                     Adjustments to
                                                                               AAC II, LP            AAC Historical
                                                                             Adjustment (E)          Financials (F)
                                                                          ----------------------    ------------------
Income
     Rental income                                                           $            2,129        $         (104)
     Interest and other non-property income                                                  96                    (4)
                                                                          ----------------------    ------------------
                                                                                          2,225                  (108)

Expenses
    Rental  expenses:
        Utilities                                                                           135
        Repair and maintenance                                                              443                   (39)
        Real estate taxes                                                                   163
        Property management                                                                  59
        Other rental expenses
    Depreciation of real estate owned                                                       302                   (14)
    Interest                                                                                700                   (35)
    General and administrative                                                               54
    Loss on termination of an interest rate risk management agreement
    Other depreciation and amortization
                                                                          ----------------------    ------------------
                                                                                          1,856                   (88)
                                                                          ----------------------    ------------------
Income before gains on sales of investments, minority interests and
    extraordinary item                                                                      369                   (20)
Gains on sales of investments
                                                                          ----------------------    ------------------

Income before minority interests and extraordinary item                                     369                   (20)
Minority interests                                                                          (17)
                                                                          ----------------------    ------------------
Income before extraordinary item                                                            352                   (20)
Extraordinary items
                                                                          ----------------------    ------------------
Net income                                                                                  352                   (20)
Distributions to preferred shareholders
                                                                          ----------------------    ------------------
Net income available to common shareholders                                    $            352        $          (20)
                                                                          ======================    ==================


Earnings per common share:
Basic

Diluted


Common distributions declared per share



Weighted average number of common shares outstanding-basic

Weighted average number of common shares outstanding-diluted



                                                                                  AAC
                                                                               Pro Forma            United Dominion
                                                                                Merger                 Pro Forma
                                                                              Adjustments               Combined
                                                                           ------------------       -----------------
Income
     Rental income                                                          $                             $  597,460
     Interest and other non-property income                                                                   10,061
                                                                           ------------------       -----------------
                                                                                           0                 607,521

Expenses
    Rental  expenses:
        Utilities                                                                                             33,726
        Repair and maintenance                                                                                88,940
        Real estate taxes                                                                                     51,087
        Property management                                                                                   20,111
        Other rental expenses                                                                                 54,629
    Depreciation of real estate owned                                                  3,681 (G)             123,079
    Interest                                                                           2,876 (H)             147,634
    General and administrative                                                        (4,428)(I)              10,639
    Loss on termination of an interest rate risk management agreement                                         15,591
    Other depreciation and amortization                                                                        3,816
                                                                           ------------------       -----------------
                                                                                       2,129                 549,252
                                                                           ------------------       -----------------
Income before gains on sales of investments, minority interests and
    extraordinary item                                                                (2,129)                 58,269
Gains on sales of investments                                                                                 26,672
                                                                           ------------------       -----------------

Income before minority interests and extraordinary item                               (2,129)                 84,941
Minority interests                                                                    (1,461)(J)              (4,116)
                                                                           ------------------       -----------------
Income before extraordinary item                                                      (3,590)                 80,825
Extraordinary items                                                                                             (138)
                                                                           ------------------       -----------------
Net income                                                                            (3,590)                 80,687
Distributions to preferred shareholders                                              (14,014)(K)             (37,607)
                                                                           ------------------       -----------------
Net income available to common shareholders                                  $       (17,604)          $      43,080
                                                                           ==================       =================


Earnings per common share:
Basic                                                                                                  $        0.41
                                                                                                    =================
Diluted                                                                                                $        0.41
                                                                                                    =================

Common distributions declared per share                                                                $        1.05
                                                                                                    =================


Weighted average number of common shares outstanding-basic                                                   103,927

Weighted average number of common shares outstanding-diluted                                                 104,119

                       UNITED DOMINION REALTY TRUST, INC.
                      UNAUDITED NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
            (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND OP UNIT DATA)

(A) Represents United Dominion's Historical Consolidated Statement of Operations contained in its Annual Report on Form 10-K for the twelve month period ended December 31, 1998.

(B) Represents the actual results of operations of the following 1998 acquisitions by United Dominion (collectively, the Previously Reported Transactions): (i) 39 apartment communities with 7,550 apartment homes owned by ASR Investments Corporation (ASR) that were merged with and into a wholly-owned subsidiary of the United Dominion, in a statutory merger on March 27, 1998, (as previously reported on Form 8-K dated March 27, 1998 and subsequently amended on Form 8-K/A No.1 dated March 27, 1998 which was filed with the Securities and Exchange Commission on June 12, 1998), (ii) a portfolio of three apartment communities (collectively the Tennessee Portfolio) acquired on January 9, 1998 which consists of The Trails at Kirby Parkway Apartments and The Trails at Mount Moriah Apartments (which run as one community under the name The Trails), and Cinnamon Trails Apartments (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998), (iii) Dogwood Creek Apartments acquired on February 6, 1998 (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24,
        1998), (iv) a portfolio of eight apartment communities (collectively the San Antonio Portfolio) acquired on April 16, 1998 which consists of Audubon Apartments, Carmel Apartments, Cimarron Apartments, Grand Cypress Apartments, Kenton Place Apartments, Peppermill Apartments, The Crest Apartments and Villages of Thousand Oaks Apartments (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998, (v) Rancho Mirage Apartments acquired on May 28, 1998 (as previously reported on Form 8-K dated May 28, 1998 which was filed with the Securities and Exchange Commission on October 19, 1998). The acquisitions described in (i) through (v) above are shown in detail in United Dominion's Form 8-K dated May 28, 1998 as filed with the Securities and Exchange Commission on October 19, 1998.

(C) Represents the aggregate pro forma adjustments for the Previously Reported Transactions as described in Note B above. The pro forma adjustments for these acquisitions are shown in detail in United Dominion's Form 8-K dated May 28, 1998 as filed with the Securities and Exchange Commission on October 19, 1998.

(D) Represents the AAC II, LP Historical Consolidated Statement of Operations for the eleven months ended November 30, 1998. Certain reclassifications have been made to the AAC II, LP Historical Consolidated Statement of Operations to conform to United Dominion's presentation.

(E) Represents the results of operations for AAC II, LP for the seven day period from December 1, 1998 through December 7, 1998 which represents the period AAC II, LP was not owned by United Dominion during 1998 based on the Historical Consolidated Statement of Operation of AAC II, LP for the eleven months ended November 30, 1998.

(F) Represents the elimination of rental income and rental expenses related to the results of operations of two properties included in the the AAC II, LP Historical Consolidated Statement of Operations. These two properties were not acquired by United Dominion in connection with the AAC Merger.

(G) Represents the estimated net increase in depreciation of real estate owned as a result of recording the AAC real estate at fair value versus historical cost and using United Dominion's depreciable lives. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which have an estimated weighted average useful life of approximately 28.6 years. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset.

        Calculation of the fair value of depreciable real estate assets (IN THOUSANDS OF DOLLARS):

               Purchase price                                                         $       793,667
                      Less:
                      Purchase price allocated to cash and cash equivalents                    21,798
                      Purchase price allocated to other assets                                  2,498
                      Purchase price allocated to land                                        115,762
                      Purchase price allocated to minority interest investment                  2,375
                                                                                      ---------------
               Pro forma basis of AAC's depreciable real estate held for investment
                      at fair value                                                   $       651,234
                                                                                      ===============

        Calculation of pro forma adjustment to depreciation of real estate owned (IN THOUSANDS OF DOLLARS):

        Depreciation expense based upon an estimated weighted
            average useful life of approximately 28.6 years       $    20,122
        Less: AAC's depreciation of real estate owned                 (16,441)
                                                                  ------------
        Pro forma adjustment                                      $      3,681
                                                                  ============

(H) Represents the estimated net adjustment to interest expense associated with the AAC Merger, as follows (IN THOUSANDS OF DOLLARS):

        To adjust amortization of AAC's deferred financing
            costs which were eliminated in the AAC Merger           $   (948)
        To reflect amortization of the adjustment required to
            record AAC's mortgage notes payable at fair value         (1,315)
        To reflect interest expense associated with United
            Dominion's issuance of debt at a weighted
                   average interest rate of  8.23%                     5,139
                                                                    --------
                      Pro forma adjustment                          $  2,876
                                                                    ========

(I) Reflects the net estimated reduction of general and administrative expenses of $4,428 based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a result of the AAC Merger.

(J) Reflects the increase in minority interest expense assuming the consummation of the AAC Merger on January 1, 1998. A percentage of net income was allocated to Minority Interests representing interests not owned by United Dominion. The pro forma allocation to Minority Interests is based upon the percentage owned by such Minority Interests as a result of the AAC Merger. In connection with the AAC Merger Agreement, United Dominion Realty, LP issued 5,614,035 OP Units to the Limited Partners in exchange for their 20.9% interest in AAC II, LP. As a result, the pro forma weighted average OP Units outstanding, including the pro forma effect of the AAC Merger (as a percentage of all common stock and Operating Partnership Units) was 8.72% for the twelve months ended December 31, 1998.

        The Minority Interests ownership in United Dominion is calculated as follows:

        United Dominion historical weighted average common
           shares outstanding                                          99,966
        Common shares issued in connection with the Previously
          Reported Transactions                                         3,961
                                                                        -----
               Total pro forma weighted average common shares         103,927

        United Dominion historical weighted average
           OP Units outstanding                                         2,963
        OP Units issued in connection with the Previously
          Reported Transactions                                         1,352
        OP Units issued in connection with the AAC Merger               5,614
                                                                        -----
               Total pro forma weighted average OP Units                9,929

        Total weighted average common shares and OP Units             113,856

        Pro forma Minority Interests ownership of United Dominion's
               Operating Partnership                                     8.72%

(K) Reflects the increase in distributions to preferred shareholders of $14,014 for the period from January 1, 1998 to December 7, 1998. On December 7, 1998, United Dominion issued 8,000,000 shares of 7.5% Convertible Preferred Stock (Preferred Stock) for an aggregate stated value of $200 million to AAC II, Inc. in exchange for their 79.1% interest in AAC II, LP.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNITED DOMINION REALTY TRUST, INC.


Date: March 29, 1999          /s/ Robin R. Flanagan
     --------------------     -----------------------------
                               Robin R. Flanagan, Assistant Vice President
                               and Principal Accounting Officer